                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549




                                 FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): July 20, 2000 (July 12, 2000)





                              CRIIMI MAE INC.
        (Exact name of registrant as specified in its charter)

          Maryland                  1-10360                52-1622022
   (State or other jurisdiction    (Commission          (I.R.S. Employer
        of incorporation)          File Number)        Identification No.)


                           11200 Rockville Pike
                       Rockville, Maryland  20852
   (Address of principal executive offices, including zip code, of Registrant)

                            (301) 816-2300
          (Registrant's telephone number, including area code)

Item 5.  Other Events

     Attached as exhibits to this Current Report on Form 8-K are (1) the Order and Ruling Upon Objection to Debtors' Second Amended Disclosure Statement (the "Order") entered by the United States Bankruptcy Court for the District of Maryland, Greenbelt (the "Bankruptcy Court") on July 12, 2000; (2) the Memorandum Opinion entered by the Bankruptcy Court on July 12, 2000; and (3) a press release issued by CRIIMI MAE Inc. (the "Company") on July 14, 2000 announcing that the Bankruptcy Court's Order and Memorandum Opinion overruled all remaining objections to the proposed Second Amended Disclosure Statement (the "Disclosure Statement"), and upon submission and approval of specified Disclosure Statement modifications the Bankruptcy Court shall set a date for the confirmation hearing on the Third Amended Joint Plan of Reorganization filed by the Company and its affiliates CRIIMI MAE Holding II, L.P. and CRIIMI MAE Management, Inc. Each of the above referenced documents is hereby incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibits are filed as a part of this Current Report on Form 8-K:

(c)      Exhibit

99.1 Order and Ruling Upon Objection to Debtors' Second Amended Disclosure Statement entered by the United States Bankruptcy Court for the District of Maryland, Greenbelt on July 12, 2000.

99.2 Memorandum Opinion entered by the United States Bankruptcy Court for the District of Maryland, Greenbelt on July 12, 2000.

99.3     Press Release issued by CRIIMI MAE Inc. on July 14, 2000.

                                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CRIIMI MAE Inc.



/s/ July 20, 2000                                     /s/ William B. Dockser
------------------                             by:   ------------------------
                                               its:  Chairman of the Board

                                   EXHIBIT INDEX

Exhibit
No.                                         Description
--------------------------------------------------------------------------------

*99.1 Order and Ruling Upon Objection to Debtors' Second Amended Disclosure Statement entered by the United States Bankruptcy Court for the District of Maryland, Greenbelt on July 12, 2000.

*99.2 Memorandum Opinion entered by the United States Bankruptcy Court for the District of Maryland, Greenbelt on July 12, 2000.

*99.3         Press Release issued by CRIIMI MAE Inc. on July 14, 2000.





*Filed herewith.

EXHIBIT 99.1


                        IN THE UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF MARYLAND
                                    at Greenbelt

IN RE:                                      *
                                            *
CRIIMI MAE, INC., et al.                    *       CASE NO. 98-2-3115-DK
                                            *       CHAPTER 11
         Debtor(s).                         *
                                            *



                    ORDER AND RULING UPON OBJECTION TO DEBTORS'
                       SECOND AMENDED DISCLOSURE STATEMENT

     For the reasons set forth in the accompanying memorandum opinion entered on even date herewith, the court finds that debtors' disclosure statement does not fail as a matter of law for either of the two reasons argued by creditor Solomon Smith Barney, (that the plan (i) proposed an illegal use of SSB's property; or (ii) that the plan could not be confirmed over SSB's objection without compliance with 11 U.S.C. Sec. 1129(b) (2) (A) (ii)).

     There remains a dispute of material fact, however, regarding the ownership of the Disputed Securities. The parties additionally dispute whether debtors' treatment of SSB's claim meets the indubitable equivalence test of 1129(b) (2)
(A) (iii). Finally, the debtors have not yet submitted all the technical amendments to the disclosure statement, proposed form of ballots, and proposed voting procedures agreed to by the parties at the disclosure statement hearing on April 25, 2000.

     It is therefore, by the United States Bankruptcy Court for the District of Maryland,

     ORDERED that debtors shall submit modifications addressing the above issues to the Second Amended Disclosure Statement within 7 days from date of entry of this Order, providing chambers and all interested parties with a red-line copy of all changes submitted.

     Upon consideration of the modifications, if the court determines that the modifications adequately address all issues, the modified Second Amended Disclosure Statement shall be approved, and the court shall at that time issue an order setting the time for the hearing on confirmation.



/s/ July 12, 2000                                     /s/ Duncan W. Keir
------------------                             by:   --------------------
                                               its:  Judge
                                                     United States Bankruptcy
                                                     Court for the District of
                                                     Maryland

cc:      Richard L. Wasserman, Esq.
         Venable, Baetjer and Howard, LLP
         1800 Mercantile Bank & Trust Bldg.
         2 Hopkins Plaza
         Baltimore, MD 21201

         Judy G.Z. Liu, Esq.
         Weil, Gotshal, Manges, LLP
         767 Fifth Avenue
         New York, NY 10153

         Troy C. Swanson, Esq.
         Kincaid, Cohen & Swanson, PC
         800 North Charles Street, Suite 400
         Baltimore, ND 21201

         Stanley J. Samorajczyk, Esq.
         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
         1333 New Hampshire Avenue, N.W., Suite 400
         Washington, D.C. 20036

         Daniel M. Lewis, Esq.
         Arnold & Porter
         555 Twelfth Street, N.W.
         Washington, DC. 20004-1206

         Michael St. Patrick Baxter, Esq.
         Covington & Burling
         1201 Pennsylvania Avenue, N.W.
         Washington, D.C. 20044-7566

         Paul M. Nussbaum, Esq.
         Whiteford, Taylor & Preston, LLP
         Seven Saint Paul Street, Suite 1400
         Baltimore, MD 21202-1626

         Morton A. Faller, Esq.
         Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
         11921 Rockville Pike, 3rd Floor
         Rockville, MD 20852-2743

         Charles F. Lettow. Esq.
         Cleary, Gottlieb, Steen & Hamilton
         2000 Pennsylvania Avenue, N.W.
         Washington, D.C. 20006-1801

         Thomas J. Maloney, Esq.
         Cleary, Gottlieb, Steen & Hamilton
         One Liberty Plaza
         New York, NY 10006-1404

         David R. Kuney, Esq.
         Brown & Wood LLP
         1666 K. St. N.W.
         Washington, D.C. 20006

         A. Robert Pietrzak, Esq.
         Brown & Wood LLP
         One World Trade Center
         New York, NY 10048-0557

         Ira S. Sacks, Esq.
         Fried Frank Harris Shriver & Jacobson
         One New York Plaza
         New York, NY 10004-1980

         Jeffrey L. Schwartz, Esq.
         Hahn & Hesson LLP
         Empire State Building
         350 Fifth Avenue
         New York, NY 10118

         Bradford F. Englander, Esq.
         Linowes & Blocher LLP
         1010 Wayne Avenue, 10th Floor
         Silver Spring, MD 20910-5600

         John H. Culver, III
         NationsBank Corporate Center, Suite 4200
         100 North Tryon Street
         Charlotte. NC 28202-4006

         David N. Roberts
         Angelo, Gordon & Co.
         245 Park Avenue, 26th Floor
         New York, NY 10167

         Peter Chapman
         24 Pericaris Place
         Trenton, NJ 08618

         Christopher Beard, Esq.
         Beard & Beard
         4601 North Park Avenue
         Chevy Chase, MD 20815

         Michael B. Benner, Esq.
         Watchell, Lipton, Rosen & Katz
         51 West 52nd Street
         New York, NY 10019

         Daniel M. Litt, Esq.
         Dickstein Shapiro Morin & Oshinsky, LLP
         2101 L Street, N.W.
         Washington, D.C. 20037-1526

         John F. Horstmann, Esq.
         Duane, Norris & Heckscher LLP
         4200 One Liberty Pl.
         Philadelphia, PA 19103-7396

         Daniel W. Sklar, Esq.
         Peabody & Brown
         889 Elm Street
         Manchester, NH 03101

         Deborah L. Thaxter, Esq.
         Peabody & Brown
         101 Federal Street
         Boston, MA 02110

         Richard M. Kremen, Esq.
         Piper, Marbury, Rudnick & Wolfe LLP
         6225 Smith Avenue
         Baltimore, ND 21209-3600

         Robert L. Bodansky, Esq.
         Nixon, Hargrave, Devans & Doyle, LLP
         Suite 700, One Thomas Circle
         Washington, D.C. 20005

         Mark N. Polebaum, Esq.
         Hale & Dorr, LLP
         60 State Street
         Boston, MA 02109

         Michelle Chrein, Esq.
         Kasowitz & Benson
         1301 Avenue of the Americas
         New York, NY 10019

         Prudential Securities Credit Corp.
         c/o Vincent T. Pica II, President
         One New York Plaza, 18th Floor
         New York, NY 10292

         Standich, Ayer & Wood, Inc.
         c/o Pierre Y. Chung, Asst. Vice President
         One Financial Center
         Boston, MA 02111

         Riggs Bank, NA
         c/o Al Serafino
         808 17th Street, N.W.
         Washington, D.C. 20006

         Conseco Capital Management, Inc.
         c/o Eric Johnson
         11825 North Pennsylvania Street
         Carmel, IN 46032

         RER Resources, LP
         c/o Bruce M. Levy, Vice Chairman
         950 Herndon Parkway, Suite 200
         Herndon, VA 20170

         Charles Koehler
         P.O. Box 394
         Bowling Green, OH 43402-0394

         Vickie Corbitt, Esq.
         Legal Office
         Tennessee Department of Revenue
         312 8th Avenue North
         27th Floor
         Nashville, TM 37243

         Bruce Lane, Esq.
         Peabody & Brown
         1225 23rd Street, N.W.
         Washington, D.C. 20037

         Andrews Office Products
         8400 Ardwick Ardmore Road
         Landover, MD 20785-2301

         The Ad Solution
         11810 Parklawn Drive
         Rockville, MD 20852

         Dun & Bradstreet
         c/o John Haiser
         600 East Jefferson Street, Suite 300
         Rockville, MD 20852

         Lawrence D. Coppel, Esq.
         Gordon, Feinblatt, Rothman
           Hoffberger & Hollander, LLC
         233 East Redwood Street
         Baltimore, MD 21202

         Bill Wang
         Amroc Investments, Inc.
         335 Madison Ave., 26th Floor
         New York, NY 10017

         Susan R. Sherrill
         U.S. Securities & Exchange Commission
         Atlanta District Office
         3475 Lenox Road, N.E., Suite 1000
         Atlanta, GA 30326-1232

         Linda V. Donhauser, Esq.
         Miles & Stockbridge, PC
         10 Light Street
         Baltimore, MD 21202

         George Keilman, Esq.
         8200 Jones Branch Dr. - MS 202
         McLean, VA 22102

         Robert R. Smith, Esq.
         111 Cathedral Street
         P.O. Box 827
         Annapolis, MD 21404-0827

         Robert A. Gutkin, Esq.
         Pillsbury, Madison & Sutro, LLP
         1100 New York Avenue, N.W.
         Ninth Floor, East Tower
         Washington, D.C. 20005-3918

         A. David Minnick, Esq.
         Pillsbury, Madison & Sutro, LLP
         235 Montgomery Street
         San Francisco, CA 94101

         Christine Rotter
         Wells Fargo Bank
         555 Montgomery Street, 10th Floor
         San Francisco, CA 94111

         Daniel J. Hartnett, Esq.
         McDermott, Will & Emery
         227 West Monroe Street
         Chicago, IL 60606-5096

         Melvin White, Esq.
         McDermott, Will & Emery
         600 13th Street, N.W.
         Washington, D.C. 20005-3096

         Fred D. Ross
         11901 Greenleaf Avenue
         Potomac, MD 20854-3319

         Amanda D. Darwin, Esq.
         Peabody & Arnold, LLP
         50 Rowes Wharf
         Boston, Massachusetts 02110

         G. Christian Ulrich
         First Union National Bank
         NC 0737
         301 South College St., DC-5
         Charlotte, N.C. 28288-0737

         Sprint Business
         Attn:    Bankruptcy
         8330 Ward Parkway
         Kansas City, Missouri 64114

         Lauri E. Cleary, Esq.
         Lerch, Early & Brewer, Chartered
         3 Bethesda Metro Center, Suite 380
         Bethesda, MD 20814-5367

         Thomas P. Ogden, Esq.
         Davis Polk & Wardwell
         450 Lexington Avenue
         New York, NY 10017

         Kenneth C. Davies, Esq.
         Wright, Constable & Skeen, L.L.P.
         100 N. Charles Street, 16th Floor
         Baltimore, MD 21201

         Robert T. Pace, Esq.
         800 Silverado Street, Second Floor
         La Jolla, CA 92037

         Barry J. Dichter, Esq.
         Cadwalader, Wickersham & Taft
         1333 New Hampshire Avenue, N.W.
         Suite 700
         Washington. D.C. 20036

         Clifford J. White, III, Esq.
         Office of the United States Trustee
         6305 Ivy Lane, Suite 600
         Greenbelt, MD 20770

EXHIBIT 99.2



                       IN THE UNITED STATES BANKRUPTCY COURT
                            FOR THE DISTRICT OF MARYLAND
                                   at Greenbelt

IN RE:                                      *
                                            *
CRIIMI MAE, INC., et al.                    *        CASE NO. 98-2-3115-DK
                                            *        CHAPTER 11
         Debtor(s).                         *
                                            *



                              MEMORANDUM OPINION

     On March 31, 2000, the debtors, CRIIMI MAE, Inc., CRIIMI MAE, Management, Inc., and CRIIMI MAE Holdings II, L.P., filed the Second Joint Amended Plan and its Amended Disclosure Statement. By Order entered February 7, 2000, this court set a hearing to consider approval of the previous filed Disclosure Statement and directed debtors to give notice of the filing of Disclosure Statement and hearing. On April 25, 2000, debtors filed with the court a Third Amended Joint Plan and Second Amended Disclosure Statement and requested that the court consider approval of the Second Amended Disclosure Statement (hereinafter "Disclosure Statement"). After a review of the Disclosure Statement in comparison with the Joint Amended Disclosure Statement, the court determined that the modifications were not material and therefore there was no required re-noticing of the Disclosure Statement before the court would conduct the hearing to consider approval.

     Although initially a number of objections were filed to the Amended Joint Disclosure Statement, at the hearing on April 25, 2000

     (the "Hearing"), only Citicorp Securities, Inc./Solomon Smith Barney ("SSB") (1) appeared and argued in opposition to approval of the Disclosure Statement. All other objections had been withdrawn in light of the changes set forth in the Disclosure Statement, with the exception of a hand-written objection filed by shareholder, Thomas Gill. For the reasons set forth orally by the court on the record at the Hearing, the objection to approval of Disclosure Statement by Thomas Gill was denied.

     SSB argued three issues at the Hearing. Subject to the opportunity to more closely study the last minute revisions set forth in the Disclosure Statement, SSB indicated that the revisions appeared to remedy additional issues that had been raised in its written objection.

     The issues argued by SSB are as follows:

     1. SSB asserts that it is the owner of certain securities which it holds under a Master Repurchase Agreement dated August 1, 1997 and Annexes thereto (collectively, the "Repo Agreement"). SSB further asserts that debtor CRIIMI MAE, Inc. ("CMI") has no right of ownership in those securities. The plan provides for the sale by CMI of some of the securities (the "Disputed Securities"), on or before the confirmation date, to create funds necessary to make disbursements under the plan. If CMI is not the owner of the


     (1) Pursuant to a Stipulation and Order entered by this court on December 18, 1998, Salomon Smith Barney, Inc. is the successor-in-interest to CitiCorp Securities, Inc.

Disputed Securities, SSB concludes that CMI cannot legally sell the securities and therefore as a matter of law the plan cannot be confirmed.

     2. SSB asserts that should the court determine that it holds a security interest in the Disputed Securities, as opposed to an ownership interest, and that the obligations and arrangements under the Repo Agreement constitute a secured lending, the sale by CMI of the Disputed Securities, without affording to SSB a right to credit bid pursuant to 11 U.S.C. Sec 363(k), cannot constitute fair and equitable treatment of its secured claim as required by 11 U.S.C. Sec 1129 (b) (2). SSB asserts that any sale of the collateral of a dissenting class of secured claim must be governed by section 1129 (b) (2) (A) (ii). In response debtors argue that the proposed sale of the Disputed Securities and other terms of the plan, provide SSB the indubitable equivalent of its claim under section 1129 (b) (2) (a) (iii). Therefore, debtors conclude that the plan can be confirmed without compliance with the credit bid requirement incorporated into section 1129 (b) (2) (A) (ii).

     3. SSB asserts that the treatment of its claim, consisting of the payment to it of a portion of the proceeds from the sale of the Disputed Securities, and a portion of proceeds derived from the Disputed Securities currently held in an interpleader fund, (with the use by the debtors of the remaining proceeds from these sources to pay other claims), the amortized payment of the remaining approximate $35 Million Dollars of its claim over 4 years, (with a provision for replacement or additional collateral), does not constitute the indubitable equivalent of its claim. SSB concludes that the plan cannot be confirmed under 1129 (b) (2) (A) (iii).

     At a scheduling conference prior to the Hearing, the court informed the parties that objections to confirmation of the plan, as opposed to the adequacy of disclosure of information in the Disclosure Statement, would not be heard and determined at the Hearing, with limited exceptions. The exception announced was that the court (time permitting) would hear and determine objections to confirmation arising solely as a dispute of law and for which determination there was no material dispute of fact. "It is now well accepted that a court may disapprove of a disclosure statement, even if it provides adequate information about a proposed plan, if the plan could not possibly be confirmed." In re Main Street AC, Inc., 234 B.R. 771, 775 (Bankr. N.D. Cal. 1999) (citing, In re Allied Gaming Management, Inc., 209 B.R. 201, 202 (Bankr. W.D. La. 1977); In re Curtis Center Ltd. Partnership, 195 B.R. 631, 638 (Bankr. E.D. Pa. 1996); In re 266 Washington Assocs., 141 B.R.. 275, 288 (Bankr. E.D.N.Y. 1992); In re Bjolmes Realty Trust, 134 B.R. 1000, 1002 (Bankr. D. Mass. 1991)).

     In its argument before the court at the Hearing, SSB asserted that confirmation of the plan must be denied as a matter of law upon either and each of the first two enumerated issues set forth above. SSB conceded that the third issue, indubitable equivalence, is a question of fact, not determinable without an evidentiary hearing.

See In re James Wison Assocs., 965 F.2d 160, 172 (7th Cir. 1992) ("question of whether the interest received by a secured creditor under a plan of reorganization is the indubitable equivalent of his lien is one of fact"); see also, In re Snowshoe Co., 789 F.2d 1085, 1088 (4th Cir. 1986) (finding indubitable equivalence in context of 11 U.S.C. Sec361(3) to be "a question of fact rooted in measurements of value and the credibility of witnesses").

     Debtors in argument, supported by the committees appointed in this case, asserted that the first enumerated issue (ownership v. lien upon the Disputed Securities) involved disputed material facts. Debtors concede that the second enumerated issue (must a cramdown involving sale of collateral meet the requirements of 1129 (b) (2) (A) (ii) even if Debtors offer the indubitable equivalent of the creditor's claims) was solely a dispute of law.

     After denying the objection to the Disclosure Statement by creditor Thomas Gill and making partial findings as to the adequacy of the Disclosure Statement, the court held open the record of the hearing for the submission of briefs on enumerated issues 1 and 2. In doing so the court explained that it would consider the matter under the same standard applicable to a motion for summary judgment. If as a matter of law, there being no material dispute of fact, the plan could not be confirmed, approval of the Disclosure Statement would be denied. If as a matter of law, there being no material dispute of fact, the treatment proposed by the plan does not violate the law, the Disclosure Statement would be approved and remaining issues as to confirmation would be heard at the hearing upon confirmation.
If the court determines the second enumerated issue in favor of debtor but concludes that there is a material dispute of fact necessary for the resolution of enumerated issue No. 1, the Disclosure Statement must be modified to disclose the existence of that dispute and upon such modification would be approved. The disputed factual issue would be heard as a part of the confirmation hearing.

     The parties have submitted briefs in accordance with the court's directive. The court finds that an additional hearing as to whether issues No. 1 and 2 may be resolved as a matter of summary judgment would not aid the court in its decision on these issues.

                                      I.
         Did the Master Repurchase Agreement convey absolute ownership of the disputed securities to SSB?

     The first issue identified above requires the court to determine the exact nature of the interests conveyed by CMI to SSB, by the Repo Agreement. (2) If the Repo Agreement in effect pledged a lien upon the securities described in the Annexes, CMI retained ownership interests which may permit its proposed use of these securities under the plan. If the Repo Agreement transferred all ownership interests in the securities and CMI retained solely a contractual right as a buyer to

     (2) Exhibit 2. (References to exhibit numbers in this opinion are to exhibits 1-10 of the debtor's "Exhibits in Support of Supplemental Response to Objection of Salomon Smith Barney, Inc. and Citicorp Real Estate, Inc. to the Debtors' Amended Proposed Joint Disclosure Statement," attached to paper 1030 of the court file).

enforce a repurchase obligation of SSB, the plan illegally proposes to permit CMI to dispose of property (securities) that are the sole property of SSB.

     The distinction between a repurchase transaction and a secured lending, while critical to an issue in this bankruptcy case, is virtually without meaning as to the practical effects of the transaction and the purposes for which it is made. It is clearly an effort by the industry of creditors dealing in this type of transaction to avoid potential unfavorable treatment that a security interest might receive in bankruptcy. (3)

     Both security interests and repos purport to be present conveyances of property from one party in exchange for value given by another party plus an anticipated future conveyance of property from that party to the original party upon its performance of the contractual obligation. The question is, therefore, whether a meaningful difference resides within the property rights acquired by the repo buyer in a security interest and a repo. In both a repo and in a typical secured transaction, the value given by the transferee is usually an advance of money, and the contractual obligation of the transferor is usually a payment of an amount of money equal to the original advance, plus a premium for the use of the money (i.e., interest). In a secured transaction, the secured party only obtains a limited property interest in the conveyed property, known as a security interest, which is subject to the limited property interest retained by the debtor, sometimes known as debtor's equity. In a sale, the conveyance conveys its entire property interest to the conveyancee.

Schroeder, supra note 3, at 1017.

     That is not to say that the law does not  recognize  the

     (3) Jeanne L. Schroeder, Repo Madness: The Characterization of Repurchase Agreements Under the Bankruptcy Code and the U.C.C., 46 Syracuse L. Rev.
     999. 1010 (1996).

difference between the pledge of a lien versus the absolute conveyance with a promise to repurchase. In re Bevel, Bresler & Schulman Asset Management Corp., 67 B.R. 557 (D.N.J. 1986). Indeed, in the bankruptcy context, Congress has legislated a definition of "repurchase agreement"(4) and enacted special treatment for the contractual rights of a participant in a repurchase arrangement that meets the definition under the statute.(5)

     Although a repurchase agreement may serve the same economic ends as a secured loan, there is a critical difference in the quality of property interest conveyed to and held by the party which initially advances the funding. The critical distinction is whether the transferor of the securities retained meaningful property interests inconsistent with an outright sale of the securities. One essential difference in the rights of a transferee under a true sale, as opposed to the transferee of a lien, is the right of the transferee to dispose of the securities and otherwise to deal with the securities as the absolute property of the transferee during the pendency of the repurchase/repayment obligation under the contract.

     In a true repo, the repo buyer has no obligation to return the conveyed security to the repo seller parallel to the obligation of a secured party to release collateral to the debtor upon performance of the secured transaction. Even more significantly, the repo buyer does not even have any obligation to maintain the [sic.] either the original security or any substitute collateral for the account of the repo seller pending the "repurchase." The repo buyer's

     (4) 11 U.S.C. Sec 101(47).

     (5) 11 U.S.C. Sec 559.

     only obligation is to sell an "equivalent" security to the repo seller. In many, if not most, repos, the repo buyer has complete power and right of possession, enjoyment and alienation over the underlying security. The security is delivered to the repo buyer upon the conveyance, and the repo buyer has the right to collect payments under the repo. Further, the repo buyer is permitted to sell the original security immediately upon its purchase, and is only required to acquire a new security to perform its back end obligation at the last moment in time.


Schroeder, supra note 3, at 1020. "Unlike a lender taking collateral for a secured loan, a repo buyer 'take[s] title to the securities received and can trade, sell or pledge them.'" Granite Partners, L.P. v. Bear Stearns & Co., Inc., 17 F. Supp. 2d. 275, 298 (S.D.N.Y. 1998) (quoting in part, SEC v. Drydale, Sec. Corp., 75 F.2d 38, 41 (2d Cir. 1986)).

     Although bankruptcy law often affects the exercise by parties of rights to property and under contract, it is the applicable non-bankruptcy law which defines the property interests of the debtor and other parties as of the date of the petition. Raleigh v. Illinois Dept. of Revenue, 120 Sec Ct. 1951, 1955
(2000) (citing, Butner v. U.S., 440 U.S. 48, 55 (1979)). Here, due to a choice of law provision in the Repo Agreement, the applicable law is the law of the State of New York.

     The common law of New York follows the accepted rule that it is the objective intent of the parties to a contract that governs the contract's meaning and effect. Brown Bro. Electrical Contractors, Inc. v. Beam Construction Corp., 41 N.Y.2c1 397, 399, 361 N.E.2d 999, 1001 (1977) (existence of binding contract "is not dependant on . . .

subjective   intent...   ;"  rather  court  must  look  to  "the  objective
manifestations of the intent of the parties as gathered by their expressed words and deeds."). Courts have applied this rule when analyzing repurchase agreements. "The key to the inquiry as to whether the repos ... should be characterized as purchase and sale agreements or secured loans lies in the intention of the parties." Granite Partners, 17 F. Supp. 2d. at 300. "The objective intent of the parties 'expressed or apparent in the writing controls' the agreement's interpretation, while the 'undisclosed, subjective intent of the parties has no bearing' on the construction of the contract." Id. (quoting in part from In re Bevill, 67 B.R. at 586). Where the document is unambiguous, its meaning is an issue of law which the court should determine upon a motion for summary judgment. Chimart Associates v. Paul, 66 N.Y.2d 570, 572-73, 489 N.E.2d 231, 233 (1986); Mallard Construction Corp. v. County Federal Savings & Loan Association, 32 N.Y.2d 285, 291, 298 N.E.2d 96 (1973) . "It is the primary rule of construction of contracts that when the terms of a written contract are clear and unambiguous, the intent of the parties must be found within the four corners of the contract, giving a practical interpretation of the language employed and the parties' reasonable expectations." Slamow v. Del Col, 174 A.D.2d 725, 726, 571 N.Y.S.2d. 335 (1991), affirmed 79 N.Y.2d 1016, 594 N.E.2d 918 (1992).

     However, "[w]here. . . there are internal inconsistencies in a contract pointing to ambiguity, extrinsic evidence is admissible to determine the parties' intent." Federal Ins. Co. v. Americas Ins. Co., 258 A.D. 2d 39, 43, 691 N.Y.S.2d 508, 512 (1999). As an initial matter then, the court must determine whether the Repo Agreement "on its face is reasonably susceptible to more than one interpretation." Chimart Associates, 66 N.Y.2d at 573.

     The title of the Repo Agreement, "Master Repurchase Agreement," is an indication of the intent of the parties, however, it not dispositive. European Am. Bank v. Sackman Mortgage Corp. (In re Sackman Mortgage Corp.), 158 B.R. 926, 932 (Bankr. S.D.N.Y. 1993) ("Labels cannot change the true nature of the underlying transactions."); Williams Press, Inc., v. State, 37 N.Y.2d 434, 440, 335 N.E.2d 299, 302 (1975) (meaning of contract may be distorted where undue force is given to single words or phrases); Tougher Heating & Plumbing Co. v. State, 73 A.D.2d 732, 733, 423 N.Y.S.2d 289, 290-91 (1979) ("It is a fundamental principle that the intention of the parties must be gleaned from all corners of the document, rather than from sentences or clauses viewed in isolation") (internal citations omitted). The court must examine the substantive provisions of the contract. Thus, it is not the characterization contained within the contract but the effect of its terms which are relevant.

     In examining the four corners of the Repo Agreement, the court first notes that it states:

          Although the parties intend that all transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, seller shall be deemed to have pledged to buyer as security for the performance by seller of its obligations under each such transaction, and shall be deemed to have granted to buyer a security interest in, all of the purchased securities which respect to all transactions hereunder and all income thereon and other proceeds thereof.

Exhibit 2, Master Repurchase Agreement, Para. 6.

The first part of this paragraph seemingly is an unequivocal statement of the intent of the parties that the transaction be a purchase and sale and not a loan. The statement of intent is not vitiated or made equivocal by the protective provision set forth in the second part of the paragraph should the transaction be deemed to be a loan. The law has recognized the right of a party to act in a protective manner should a transaction intended to be otherwise, be deemed by a court to be some other type of transaction.(6) However, simply because the contract labels the transaction to be a sale and purchase does not mandate a finding that it actually conveyed an absolute transfer of the securities. The court must consider the whole of the contract in determining whether it expresses such an unambiguous intent within its four corners. Kass v. Kass, 91 N.Y.2d 554, 566-567, 696 N.E.2d 174 (1998) (entire document reveals parties' object and purpose); Williams Press, supra., 37 N.Y.2d 434, 440, 335 N.E.2d 299 (entire agreement must be considered); Rentways, Inc., v. O'Neill Milk & Cream Co., 308 N.Y. 342, 347, 126 N.E.2d 271

     (6) UCC Sec 9-408, for example, for allows a consignor or lessor of goods to file a financing statement as a protective measure should a court deem the transaction to be secured transaction. While such a filing by itself will not determine the nature of the transaction. "if it is determined for other reasons that the consignment or lease is ... intended [to be a secured transaction], a security interest of the consignor or lessor which attaches to the consigned or leased goods is perfected by such filing." UCC Sec 9-408.

(1955) (same).

     The Repo Agreement provides that from time to time the parties may enter into transactions under which the Seller agrees to "transfer" to the Buyer, securities or other assets against the transfer of funds by the Buyer, with a simultaneous agreement by Buyer to transfer to Seller such securities at a date certain or on demand, against a transfer of the funds by Seller.(7) The word transfer would be consistent with an absolute purchase and sale of the securities and also would be consistent with a loan transaction in which only a security interest is transferred. Although the words "Purchased Securities" are used to identify the res of the contract, this term is defined in the contract as the securities transferred and thus does not itself lend any greater illumination upon which of the two types of transactions is being effectuated by the transfer. Purchased Securities are to be identified in writings including, where applicable, by CUSIP numbers.

     Under paragraph 4 of the Repo Agreement, the Seller must maintain a margin value over the amount of the repurchase obligation in order to protect the Buyer from the possibility of the Seller's failure to perform Seller's repurchase obligation. While loan to value requirements are most common in lending transactions, the maintenance of such a margin value is also by itself not definite as to the two possible interpretations of this contract. Similarly,

     (7) For ease of identification, this opinion refers to the parties by the defined terms (Buyer/Seller) used in the Agreement.

under paragraph 5 the Seller is entitled to the equivalent of the income earned by the Purchased Securities after they have been transferred to the Buyer but before default by the Seller on the repurchase obligation. Normally, reservation of the right to receive income from the property would be consistent with a reservation of an ownership right in the property. However, the drafters of the Repo Agreement have been careful to make Seller's entitlement to an amount equal to such income, as opposed to a direct right against the income itself.

     In paragraph 8 of the Agreement, the second sentence initially provides that "[a]ll of the Seller's interest in the Purchased Securities shall pass to the Buyer on the Purchase Date . . ." Standing alone, this provision would indicate an unambiguous intent to transfer all ownership rights in the securities. However, the remainder of the sentence provides:

     and, unless otherwise agreed by Buyer and Seller, nothing in this agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise selling, transferring, pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to paragraph 3, 4, or 11 hereof or Buyer's obligation to credit or pay income to, or apply income to the obligations of, Seller pursuant to paragraph 5 hereof.

This second part of the sentence creates an ambiguity as to the otherwise unconditional statement concerning the Seller's interests passing to the Buyer on the purchase date.

         If the  transaction  is an absolute  sale,  there would be no reason
for the   paragraph  8  to  specifically  empower  the  Buyer  to  engage  in repurchase transactions with the Repurchased Securities or to otherwise sell, transfer, pledge or hypothecate the securities, subject to the duties of the Buyer to deliver the Purchased Securities to the purchaser at time of repurchase. Thus, reading the first part of the sentence as a statement of absolute transfer could render the second part of the sentence superfluous to the contract. One rule of legal interpretation is that the court should strive to read all of the terms of the contract in a manner that gives effect to all such terms and renders no parts superfluous. Bretton v. Mutual of Omaha Ins. Co., 110 A.D.2d 46, 50, 492 N.Y.S.2d 760, 763 (1985) ("policy's terms should not be assumed to be superfluous or to have been idly inserted."); see, also, Tougher Heating & Plumbing, supra, 73 A.D.2d at 733, 423 N.Y.S.2d at 291 ("every part of a contract should be interpreted to give effect to its general purpose").

     More importantly, the obligation of the Buyer to transfer the Purchased Securities back to the Seller at the time of repurchase requires Buyer to transfer the same, not merely equivalent, securities. As stated in paragraph 3(c) of the Repo Agreement, termination of a transaction "will be effected by transfer  to  Seller  or its  agent  of  the  Purchased  Securities  . . . ." As previously noted, the term "Purchased Securities" is defined as "the Securities transferred . . . and any Securities substituted therefore in accordance with paragraph 9" of the Repo Agreement.(8) Paragraph 9 provides that Seller may substitute securities for Purchased Securities with the
acceptance of Buyer.   It does not provide Buyer with the right to substitute
securities in effectuating the repurchase upon termination of the contract. Thus, the seeming absolute transfer under paragraph 8 is limited by the absolute duty of the Buyer to produce back to the Seller the exact same securities upon termination of the transaction.

     Further ambiguity creeps into the Repo Agreement upon the event of a default. Under paragraph 11(b), if the Seller defaults, "all Income paid after the [default] shall be retained by" the Buyer. This may imply that a right to income remains in the Seller until default, when it shifts to the Buyer. Such a retention of right to income until default is more consistent with a loan transaction than an absolute purchase. Further, the negative pregnant of this subparagraph would appear to be that until default, all income may not be retained by the Buyer. Also, if Buyer unequivocally received the right to all income at the time of the initial transfer, a provision permitting the Buyer to retain such income upon default of the Seller would be superfluous.

     References within the contract to provisions of Title 11, United States Code, shed no greater illumination upon the parties' intent. Paragraph 19 of the Repo Agreement (titled "Intent") states that the

     8 Exhibit 2, Master Repurchase Agreement, Para. 2(p).

parties recognize each transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, except as in so far as the type of securities subject to such transaction would render the definition inapplicable. 11 U.S.C. Sec 101(47) defines "repurchase agreement" as "an agreement ... which provides for the transfer of certificates of deposit, eligible bankers' acceptances, or securities that are direct obligations of, or that are fully guaranteed as to the principal and interest by, the United States or any agency of the United  States...."  The Purchased  Securities set forth in the annexes to the Repo Agreement, are not certificates of deposit, bankers' acceptances, or obligations of the United States and there is no evidence that the Purchased Securities are guaranteed by the United States or any agency thereof. The parties by contract cannot place their agreement within the purview of a statute that on its face does not apply.

     Nor does the provision in that paragraph 19 that each transaction is a "'securities contract' as that term is defined in Section 741 of Title 11" address any distinction that is material to the outcome of this dispute. The definition of securities contract found under 11 U.S.C. Sec 741 (which provision is inapplicable to this bankruptcy case pending under Chapter 11 of the United States Bankruptcy Code), includes a contract for purchase, sale or loan of a security. Thus, the statutory definition to which the contract refers encompasses either of the two possible interpretations of the contract (purchase or loan).

     The additional language made part of the Repo Agreement and contained in the annexes does not clear up the ambiguities. The annexes provide in part:
"title to all Purchased Securities shall pass to Buyer on the purchase date." However, the annexes further provide that "nothing contained herein, or in the Master Agreement shall be deemed to preclude Buyer from engaging in repurchase transactions with the Purchase Securities or otherwise pledging or hypothecating the Purchased Securities prior to the repurchase date."(9) As with the language in the Repo Agreement, the second sentence would be superfluous if the first sentence created an absolute transfer of all interests of the Seller at the time of the initiation of the transaction. Further, there is clearly not found in the second sentence a right to sell the Purchased Securities. Back to back repurchase agreements or hypothecation agreements which are tailored to make available to the Buyer the Purchased Securities at time of the repurchase obligation of Seller are clearly permitted. The annexes do not remove the duty of the Buyer to retransfer back to Seller the exact same Purchased Securities at the termination of the transaction.

     After review of all of the terms of the Repo Agreement, this court finds that there is ambiguity within the Repo Agreement as to the nature of the interests in Purchased Securities transferred to, and the extent of interests retained, by CMI. Therefore, the court must

     (9) Exhibit 2, Annexes, page 2.

consider extrinsic evidence to find the objective intent of the parties.

     Although debtors have submitted some extrinsic evidence in support of their argument that the parties intended the Repo Agreement to be a secured lending, that evidence is not conclusive.(10) The court concludes that the intent of the parties involves issues of material fact which must be resolved upon a full evidentiary hearing.

     Having found a dispute of material fact as to the ownership of the Disputed Securities, the court cannot conclude as a matter of law that the Plan contemplates an illegal use of property owned by SSB Accordingly, debtors' disclosure statement will not be disapproved on the basis.


                                        II.
            Must a Cramdown Involving the Sale of Collateral Meet the Requirements of 11 U.S.C. Sec 1129(b) (2) (A)(ii) even if it Offers the
                  Indubitable Equivalent of the Creditor's Claim?

         SSB next argues that even if the court determines that it holds a security interest in the Disputed Securities, as opposed to an ownership interest, the sale by CMI of the Disputed Securities, without affording to SSB a right to credit bid pursuant to 11 U.S.C. S 363(k),

     (10) For example, at least one corporate designee of SSB, Richard L. Jarocki, Jr., indicated his belief that absent a default, that SSB had no right under the Repo Agreement to sell the Disputed Securities. Exhibit 5, Jarocki deposition, p41. As previously noted, such a restriction on alienability is inconsistent with a SSB's claim that the Repo Agreement accomplished a complete transfer in ownership of the Disputed Securities. However, the court notes that the highly edited Jarocki deposition is but a small portion of the substantial discovery that has taken place in preparation for a trial between debtor and SSB (in part, on the issue of ownership of the Disputed Securities) in Adversary Proceeding No. 98-1637-DK. The court will not determine the issue of ownership without allowing the parties the opportunity for a full evidentiary hearing.

cannot constitute fair and equitable treatment of its secured claim as required by 11 U.S.C. 5 1129(b) (2).

     In its initial objection, SSB argued that the disclosure statement should be disapproved because it contemplated a plan that "does not satisfy any of the three tests [demonstrating fair and equitable treatment of its claim] contained in section 1129(b) (2) (A)." Objection and Memorandum of Law of Solomon Smith
Barney et. al. at 58 (emphasis supplied). At the hearing on the disclosure statement, and in its supplemental memorandum in support of its objection, SSB refined its argument. It now asserts no plan that contemplates the sale of collateral of a dissenting class of secured claim can be found "fair and equitable" unless it complies with section 1129(b) (2) (A) (ii). SSB maintains that debtors' Plan fails that test because it does not provide SSB the right to credit bid its claim pursuant to 11 U.S.C. 363 (k).

     Debtors respond that section 1129(b) (2) (A) is crafted in the disjunctive, and that a plan can be confirmed over a secured creditor's objection if it meets any of the three alternative tests set forth in subsections (i), (ii), or (iii). Debtors further argue that the proposed sale of the Disputed Securities and other terms of the plan meet the "fair and equitable test" set forth in section 1129(b) (2) (A) (iii) because they provide SSB with the "indubitab1e equivalent" of its claim. As previously noted, the parties agreed at the disclosure statement hearing, that the issue of whether the plan does provide the "indubitable equivalent" of SSB's claim cannot be determined without an evidentiary hearing.

     The court agrees with debtors that a plan can meet the fair and equitable test imposed by section 1129(b) (2) (A) by complying with any of the three enumerated subsections. Section 1129(b) (2) provides as follows:

          (2) For the purpose of this subsection, the condition that a plan be fair and equitable with respect to a class includes the following requirements:
              (A) With respect to a class of secured claims, the plan provides -
                       (i) (I) that the holders of such claims retain the liens securing such claims, whether the property subject to such liens is retained by the debtor or transferred to another entity, to the extent of the allowed amount of such claims; and (II) that each holder of a claim of such class receive on account of such claim deferred cash payments totaling at least the allowed amount of such claim, of a value, as of the effective date of the plan, of at least the value of such holder's interest in the estate's interest in such property;
                       (ii) for the sale, subject to section 363(k) of this title, of any property that is subject to the liens securing such claims, free and clear of such liens, with such liens to attach to the proceeds of such sale, and the treatment of such liens on proceeds under clause (I) or (iii) of this subparagraph; or
                       (iii)  for  the   realization  by  such  holder  of  the
          indubitable equivalent of such claims.

(Emphasis supplied).

     By using the word "or", Congress plainly drafted section 1129(b) (2) (A) so that compliance with any of the enumerated subsections, (i), (ii) or (iii), would result in a finding that a plan of reorganization was fair and equitable as to the treatment of an objecting class of secured claims. Further, 11 U.S.C. Sec. 102(5) provides that "'or is not exclusive...". The legislative history to section 102(5) provides that "if a party 'may do (a) or (b)', then the party may do either or both." Thus, any doubt as to whether subsections
(i), (ii), and (iii) were meant to be alternative paths to meeting the fair and equitable test of section 1129(b) (2) (A) is put to rest by the Bankruptcy Code itself. Accord Wade v. Bradford, 39 F.3d 1126, 1130 (10th Cir. 1994) (section 1129(b) (2) (A) requirements "are written in the disjunctive requiring the plan to satisfy only one before it could be confirmed" over secured creditor's objection); In re Arnold & Baker Farms, 85 F.3d 1415, 1420 (9th Cir. 1996).

     SSB nevertheless argues that where a plan proposes to sell a objecting secured creditor's collateral free and clear of liens, that the fair and equitable test can be satisfied only under section 1129(b) (2) (A) (ii).(11) SSB admits that both subsection (ii) and (iii) are applicable to the contemplated sale of the Disputed Securities, but asserts that while subsection
(ii) deals specifically with the "sale... of property ... free and clear of liens," subsection (iii) merely provides for the 'realization ... of the indubitable equivalent" of the claim. SSB relies on Beard Plumbing & Heating, Inc. v. Thompson P1astics, Inc., 152 F.3d 313 (4th Cir. 1998) for the proposition that where "one section [of conflicting statutes] addresses a subject in a general way and the other section speaks to part of the same subject in a more specific manner, the latter prevails." Beard Plumbing at

     (11) Debtors argue that even under section 1129(b) (2) (A) (ii) there is no absolute right to credit bid, because section 363(k) allows the court to curtail a credit bid opportunity "for cause." Because the debtors have indicated that they intend to rely on subsection (iii) to meet the "fair and equitable" test of 1129 (b) (2) (A), the court need not here decide whether there is "cause" to deny a credit bid opportunity under subsection
     (ii).

320. SSB argues that subsection (ii) of 1129(b) (2) (A) is more specific than subsection (iii), and that it should govern. SSB also relies on In re Kent Terminal Corp., 166 BR. 555 (Bankr. S.D.N.Y. 1994) which found that a plan that proposed to sell a secured creditor's collateral free and clear of liens could not be confirmed without affording a credit-bid opportunity. The court finds neither case persuasive on the issue now before it.

     In Beard P1umbing, the Fourth Circuit sought to construe two apparently conflicting provisions of Virginia's version of the Uniform Commercial Code. Finding no case law jointly construing UCC provisions Sec 2-318 and Sec 2-715 with regard to economic loss, the court certified a question to the Supreme Court of Virginia. In its response, the state court relied on the rule of construction that where statutes conflict and "one section addresses a subject in a general way and the other section speaks to part of the same subject in a more specific manner, the latter prevails," Beard Plumbing, 152 F.3d at 320.

     SSB's attempt to apply the same rule in the instant case is misplaced, because, unlike the statutory provisions analyzed in Beard Plumbing, 11 U.S.C. 5 1129(b) (2) (A) plainly indicates that subsections (i), (ii) and (iii) are to be treated as distinct alternatives. As a result, the provisions are not in conflict and the argued for rule of construction is inapplicable.

     Kent Terminal is also inapposite. That case came before the United States Bankruptcy Court for the District of New York on a secured creditor's motion for relief from stay, or for dismissal of debtor's chapter 11 petition. Debtor's plan contemplated a contingent sale of the creditor's co1lateral, free and clear of liens, without giving the creditor an opportunity to credit bid. The debtor argued that the plan was confirmable either under 11 U.S.C. S 1129(b) (2) (A) (i) or (ii). The court concluded that the plan did not meet the fair and equitable test as to either subsection. As to subsection (ii), the court stated that the plan was not "fair and equitable" because it did not afford the creditor with the right to bid its lien in the event that the property was sold free and clear of liens under the plan. 166 B.R. at 567. Unlike the instant case, however, the Kent Terminal court had no occasion to test subsection (iii), because the debtor made no attempt to provide substitute collateral. As previously stated, because of the disjunctive construction of section 1129(b) (2) (A), if debtors can meet the test of indubitable equivalence, the plan can be confirmed without compliance with subsection (ii).

                                Conclusion

     In summary, the court finds that debtors' failure to provide to SSB a right to credit bid does not render the plan unconfirmable as a matter of law. Debtors must prove by evidence at confirmation that the plan provides the indubitable equivalent of SSB's claim.(12) Further, the court finds that the plan's use of the Disputed Securities cannot be

     (12) The court notes that if CMI is to succeed in meeting the "fair and equitable" test under this third alternative of section 1129(b) (2) (A), it faces a formidable task. Something is "dubitable" if it is "open to doubt or question." Webster's Third New International Dictionary, Unabridged
     (1993). Conversely, something is "indubitable" if it is without question, or doubt. In re Freymiller Trucking, Inc., 190 BR. 913, 915-16 (Bank. W.D. Okla. 1996).

determined   to  violate  11 U.S.C.  Sec 1129(a)  (3) as  a  matter of law.  The debtor will be required to prove at the confirmation hearing that such use of the Disputed Securities is legally permissible.



/s/ July 12, 2000                                     /s/ Duncan W. Keir
------------------                             by:   --------------------
                                               its:  Judge
                                                     United States Bankruptcy
                                                     Court for the District of
                                                     Maryland

cc:      Richard L. Wasserman, Esq.
         Venable, Baetjer and Howard, LLP
         1800 Mercantile Bank & Trust Bldg.
         2 Hopkins Plaza
         Baltimore, MD 21201

         Judy G.Z. Liu, Esq.
         Weil, Gotshal, Manges, LLP
         767 Fifth Avenue
         New York, NY 10153

         Troy C. Swanson, Esq.
         Kincaid, Cohen & Swanson, PC
         800 North Charles Street, Suite 400
         Baltimore, ND 21201

         Stanley J. Samorajczyk, Esq.
         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
         1333 New Hampshire Avenue, NW, Suite 400
         Washington, D.C. 20036

         Daniel M. Lewis, Esq.
         Arnold & Porter
         555 Twelfth Street, NW
         Washington, DC. 20004-1206

         Michael St. Patrick Baxter, Esq.
         Covington & Burling
         1201 Pennsylvania Avenue, NW
         Washington, D.C. 20044-7566

         Paul M. Nussbaum, Esq.
         Whiteford, Taylor & Preston, LLP
         Seven Saint Paul Street, Suite 1400
         Baltimore, MD 21202-1626

         Morton A. Faller, Esq.
         Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
         11921 Rockville Pike, 3rd Floor
         Rockville, MD 20852-2743

         Charles F. Lettow. Esq.
         Cleary, Gottlieb, Steen & Hamilton
         2000 Pennsylvania Avenue, N.W.
         Washington, D.C. 20006-1801

         Thomas J. Maloney, Esq.
         Cleary, Gottlieb, Steen & Hamilton
         One Liberty Plaza
         New York, NY 10006-1404

         David R. Kuney, Esq.
         Brown & Wood LLP
         1666 K. St. N.W.
         Washington, D.C. 20006

         A. Robert Pietrzak, Esq.
         Brown & Wood LLP
         One World Trade Center
         New York, NY 10048-0557

         Ira S. Sacks, Esq.
         Fried Frank Harris Shriver & Jacobson
         One New York Plaza
         New York, NY 10004-1980

         Jeffrey L. Schwartz, Esq.
         Hahn & Hesson LLP
         Empire State Building
         350 Fifth Avenue
         New York, NY 10118

         Bradford F. Englander, Esq.
         Linowes & Blocher LLP
         1010 Wayne Avenue, 10th Floor
         Silver Spring, MD 20910-5600

         John H. Culver, III
         NationsBank Corporate Center, Suite 4200
         100 North Tryon Street
         Charlotte. NC 28202-4006

         David N. Roberts
         Angelo, Gordon & Co.
         245 Park Avenue, 26th Floor
         New York, NY 10167

         Peter Chapman
         24 Pericaris Place
         Trenton, NJ 08618

         Christopher Beard, Esq.
         Beard & Beard
         4601 North Park Avenue
         Chevy Chase, MD 20815

         Michael B. Benner, Esq.
         Watchell, Lipton, Rosen & Katz
         51 West 52nd Street
         New York, NY 10019

         Daniel M. Litt, Esq.
         Dickstein Shapiro Morin & Oshinsky, LLP
         2101 L Street, N.W.
         Washington, D.C. 20037-1526

         John F. Horstmann, Esq.
         Duane, Morris & Heckscher LLP
         4200 One Liberty P1.
         Philadelphia, PA 19103-7396

         Daniel W. Sklar, Esq.
         Peabody & Brown
         889 Elm Street
         Manchester, NH 03101

         Deborah L. Thaxter, Esq.
         Peabody & Brown
         101 Federal Street
         Boston, MA 02110

         Richard M. Kremen, Esq.
         Piper, Marbury, Rudnick & Wolfe LLP
         6225 Smith Avenue
         Baltimore, ND 21209-3600

         Robert L. Bodansky, Esq.
         Nixon, Hargrave, Devans & Doyle, LLP
         Suite 700, One Thomas Circle
         Washington, D.C. 20005

         Mark N. Polebaum, Esq.
         Hale & Dorr, LLP
         60 State Street
         Boston, MA 02109

         Michelle Chrein, Esq.
         Kasowitz & Benson
         1301 Avenue of the Americas
         New York, NY 10019

         Prudential Securities Credit Corp.
         c/o Vincent T. Pica II, President
         One New York Plaza, 18th Floor
         New York, NY 10292

         Standich, Ayer & Wood, Inc.
         c/o Pierre Y. Chung, Asst. Vice President
         One Financial Center
         Boston, MA 02111

         Riggs Bank, NA
         c/o Al Serafino
         808 17th Street, N.W.
         Washington, D.C. 20006

         Conseco Capital Management, Inc.
         c/o Eric Johnson
         11825 North Pennsylvania Street
         Carmel, IN 46032

         RER Resources, LP
         c/o Bruce M. Levy, Vice Chairman
         950 Herndon Parkway, Suite 200
         Herndon, VA 20170

         Charles Koehler
         P.O. Box 394
         Bowling Green, OH 43402-0394

         Vickie Corbitt, Esq.
         Legal Office
         Tennessee Department of Revenue
         312 8th Avenue North
         27th Floor
         Nashville, TN 37243

         Bruce Lane. Esq.
         Peabody & Brown
         1225 23rd Street, N.W.
         Washington, D.C. 20037

         Andrews Office Products
         8400 Ardwick Ardmore Road
         Landover, MD 20785-2301

         The Ad Solution
         11810 Parklawn Drive
         Rockville, MD 20852

         Dun & Bradstreet
         c/o John Haiser
         600 East Jefferson Street, Suite 300
         Rockville, MD 20852

         Lawrence D. Coppel, Esq.
         Gordon, Feinblatt, Rothman
           Hoffberger & Hollander, LLC
         233 East Redwood Street
         Baltimore, MD 21202

         Bill Wang
         Amroc Investments, Inc.
         335 Madison Ave., 26th Floor
         New York, NY 10017

         Susan R. Sherrill
         U.S. Securities & Exchange Commission
         Atlanta District Office
         3475 Lenox Road, N.E., Suite 1000
         Atlanta, GA 30326-1232

         Linda V. Donhauser, Esq.
         Miles & Stockbridge, PC
         10 Light Street
         Baltimore, MD 21202

         George Keilman, Esq.
         8200 Jones Branch Dr. - MS 202
         McLean, VA 22102

         Robert R. Smith, Esq.
         111 Cathedral Street
         P.O. Box 827
         Annapolis, MD 21404-0827

         Robert A. Gutkin, Esq.
         Pillsbury, Madison & Sutro, LLP
         1100 New York Avenue, N.W.
         Ninth Floor, East Tower
         Washington, D.C. 20005-3918

         A. David Minnick, Esq.
         Pillsbury, Madison & Sutro, LLP
         235 Montgomery Street
         San Francisco, CA 94101

         Christine Rotter
         Wells Fargo Bank
         555 Montgomery Street, 10th Floor
         San Francisco, CA 94111

         Daniel J. Hartnett, Esq.
         McDermott, Will & Emery
         227 West Monroe Street
         Chicago, IL 60606-5096

         Melvin White, Esq.
         McDermott, Will & Emery
         600 13th Street, N.W.
         Washington, D.C. 20005-3096

         Fred D. Ross
         11901 Greenleaf Avenue
         Potomac, MD 20854-3319

         Amanda D. Darwin, Esq.
         Peabody & Arnold, LLP
         50 Rowes Wharf
         Boston, Massachusetts 02110

         G. Christian Ulrich
         First Union National Bank
         NC 0737
         301 South College St., DC-5
         Charlotte, N.C. 28288-0737

         Sprint Business
         Attn:    Bankruptcy
         8330 Ward Parkway
         Kansas City, Missouri 64114

         Lauri E. Cleary, Esq.
         Lerch, Early & Brewer, Chartered
         3 Bethesda Metro Center, Suite 380
         Bethesda, MD 20814-5367

         Thomas P. Ogden, Esq.
         Davis Polk & Wardwell
         450 Lexington Avenue
         New York, NY 10017

         Kenneth C. Davies, Esq.
         Wright, Constable & Skeen, L.L.P.
         100 N. Charles Street, 16th Floor
         Baltimore, MD 21201

         Robert T. Pace, Esq.
         800 Silverado Street, Second Floor
         La Jolla, CA 92037

         Barry J. Dichter, Esq.
         Cadwalader, Wickersham & Taft
         1333 New Hampshire Avenue, N.W.
         Suite 700
         Washington. D.C. 20036

         Clifford J. White, III, Esq.
         Office of the United States Trustee
         6305 Ivy Lane, Suite 600
         Greenbelt, MD 20770

EXHIBIT 99.3


                  Susan B. Railey
                  For shareholders and securities brokers
                  (301) 468-3120
                  James T. Pastore
                  For news media                     FOR IMMEDIATE RELEASE
                  (202) 546-6451

              COURT OVERRULES OBJECTIONS TO CRIIMI MAE'S DISCLOSURE
               STATEMENT AND WILL SET DATE FOR CONFIRMATION HEARING


ROCKVILLE,   MD, July 14, 2000 -  (NYSE:CMM) - The  United  States  Bankruptcy
Court for the District of Maryland, Greenbelt Division (the "Bankruptcy Court") overruled the objections raised by Citicorp Securities Inc./Solomon Smith Barney ("SSB") to the proposed Second Amended Disclosure Statement (the "Disclosure Statement") filed by CRIIMI MAE Inc. ("CRIIMI MAE" or the "Company") and two affiliates (collectively, the "Debtors"). The Bankruptcy Court also ordered the Debtors to submit specified modifications to the Disclosure Statement and other proposed solicitation materials by July 19, 2000. The Bankruptcy Court's order states that, upon its determination that the modifications adequately address all issues, the Disclosure Statement will be approved and an order will be entered setting a date and time for the hearing on confirmation of the Debtors' Third Amended Joint Plan of Reorganization (the "Plan").

Although the Bankruptcy Court overruled SSB's objections, the Court did find that a dispute of material fact remains between the Company and SSB which can only be resolved upon a full evidentiary hearing. The Debtors must prove at confirmation that: (1) the Plan provides the indubitable equivalent of SSB's claim and (2) the Plan's use of the disputed securities does not violate applicable bankruptcy law. The SSB objections were the only remaining objections to the Disclosure Statement pending before the Bankruptcy Court.

The Bankruptcy Court's Memorandum Opinion and Order and Ruling Upon Objection to Debtors' Second Amended Disclosure Statement will be filed as an exhibit to a Current Report on Form 8-K with the Securities and Exchange Commission (the "SEC").

Since filing for protection under Chapter 11 of the U.S. Bankruptcy Code on October 5, 1998, CRIIMI MAE has suspended its loan origination, loan securitization and CMBS acquisition businesses. The Company continues to own a substantial portfolio of subordinated CMBS and, through its servicing affiliate, acts as a servicer for its own as well as third party securitizations.

More   information   on  CRIIMI  MAE  is   available  on  its  web  site  -
www.criimimaeinc.com - or for investors, call Susan Railey, 301-468-3120 or for news media, call Jim Pastore, 202-546-6451.

Note:  Except   for  historical  information,    forward-looking   statements
contained in this release involve a variety of risks and uncertainties. These risks and uncertainties include the continued uncertainty of the capital markets; the ability of the Company to obtain recapitalization financing, including but not limited to a restructuring of certain of its debt and the sale of selected CMBS to a party or parties for sufficient proceeds; the ability to obtain new equity should it be determined by the Company to proceed with new equity as part of the Company's plan of reorganization; the ability of relevant parties to finalize and execute constituent and operative documents called for by the Company's plan of reorganization; the ability to obtain bankruptcy court approval of a disclosure statement; the possible confirmation of an alternative plan; the trends in the CMBS market; competitive pressures; the effect of future losses on the Company's need for liquidity; the ability of the Company to prove at confirmation the points referenced in the Bankruptcy Court's Memorandum Opinion and Order; confirmation, effectiveness and consummation of the Company's plan of reorganization; the effects of the bankruptcy proceeding on the Company's ongoing business; the actions of CRIIMI MAE's creditors and equity security holders; the possibility that the Company's trader election may be challenged on the grounds that the Company is not in fact a trader in securities or that it is only a trader with respect to certain securities and that the Company will, therefore, not be able to mark-to-market its securities, or that it will be limited in its ability to recognize certain losses, resulting in an increase in shareholder distribution requirements with the possibility that the Company may not be able to make such distributions or maintain REIT status; the likelihood that mark-to-market losses will increase and decrease due to changes in the fair market value of the Company's trading assets; and the outcome of litigation to which the Company is a party, as well as the risks and uncertainties that are set forth in the Company's disclosure statement, and from time to time in the Company's SEC reports, including its Annual Report on Form 10-K for the year ended December 31, 1999 and its Current Report on Form 10-Q for the quarter ended March 31, 2000.

                                   ###